POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

 Know all by these presents, that the undersigned hereby

constitutes and appoints each of S. W. Callahan, C. A.

Attal III and D. E. Schwartz, signing singly, the

undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in

the undersigned's capacity as an officer and/or

director of TECO Energy, Inc. (the "Company"),

Forms 3, 4 and 5 in accordance with Section 16(a)

of the Securities Exchange Act of 1934 and the

rules thereunder; and

(2) do and perform any and all acts for and on behalf

of the undersigned that may be necessary or

desirable to complete and execute any such Form 3,

4 or 5 and timely file such form with the United

States Securities and Exchange Commission and any

stock exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing that, in the opinion

of such attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by, the

undersigned, it being understood that the

documents executed by such attorney-in-fact on

behalf of the undersigned pursuant to this Power

of Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-

fact's discretion.

        The undersigned hereby grants to each such attorney-in-

fact full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary or

proper to be done in the exercise of any of the rights and

powers herein granted, as fully for all intents and purposes as the undersigned might or could do if personally present,

with full power of substitution or revocation, hereby

ratifying and confirming all that such attorney-in-fact, or

such attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-

fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4 and 5 with respect to the undersigned's holdings

of and transactions in securities issued by the Company,

unless earlier revoked by the undersigned in a signed

writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 28th day of

April, 2009 and, by doing so, revokes any Power of

Attorney for executing Forms 3, 4 and 5 previously executed

by the undersigned.

        s/T. L. Rankin

        T. L. Rankin

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